                                                                                                                             July 29, 2020

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Technology Growth Fund

BNY MELLON INVESTMENT FUNDS VI

BNY Mellon Balanced Opportunity Fund

Supplement to Current Statement of Additional Information

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by the primary portfolio manager shown below and assets under management in those accounts as of June 30, 2020:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Matthew T. Jenkin	3	$3.3B	1	$180M	19	$3.7B
Justin Sumner	2	$1.1B	None	N/A	2	$904M
Leigh N. Todd	4	$3.4B	3	$935M	15	$2.3B

None of the accounts managed

None of the accounts managed included within the table above are subject to performance-based advisory fees.

As of June 30, 2020, neither Ms. Todd nor Mr. Jenkin beneficially owned any shares of BNY Mellon Balanced Opportunity Fund.

As of June 30, 2020, Mr. Sumner did not beneficially own any shares of BNY Mellon Technology Growth Fund.

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